EAST\188463001.2 Certain Portions of this Exhibit (indicated by “[*****]”) have been omitted pursuant to Item 601(b)(10) of Regulation S-K. CONFIDENTIAL – SUBJECT TO FRE 408 AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT This amendment, dated as of February 28, 2022 (this “Amendment”) to that certain Restructuring Support Agreement, dated as of August 31, 2021 (together with all exhibits, schedules and attachments thereto, and as may be further amended, supplemented and restated or otherwise modified from time to time in accordance with the terms thereof, the “Restructuring Support Agreement”) is entered into by and among Atlas Financial Holdings, Inc. (the “Company”) and the Consenting Noteholders. Capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the Restructuring Support Agreement. WHEREAS, as contemplated by the Restructuring Support Agreement, the Company commenced the Cayman Proceeding on January 4, 2022, to effectuate the Scheme on the terms set forth in the Restructuring Support Agreement and intends to commence the Chapter 15 Proceeding on or around February 28, 2022, in order to have the Scheme recognized and enforced within the territorial jurisdiction of the United States; and WHEREAS, under the Restructuring Support Agreement, the Scheme Longstop Date is March 1, 2022; to fully implement the Restructuring of the Notes, the Parties wish to extend the Scheme Longstop Date through and including April 15, 2022, in accordance with Section 13(a) of the Restructuring Support Agreement, which requires the written consent of the Company and the Requisite Consenting Noteholders; and NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows: 1. Amendments to the Restructuring Support Agreement. (a) The definition of “Scheme Longstop Date” in Section 1 of the Restructuring Support Agreement is hereby amended and restated in its entirety to read as follows: ““Scheme Longstop Date” means 11:59 p.m. (Eastern Time) on April 15, 2022.” 2. Effective Date. This Amendment shall become effective and binding on all Parties when the Company and the Requisite Consenting Noteholders have duly executed counterparts to this Amendment. 3. Miscellaneous.

2 EAST\188463001.2 (a) Except as expressly provided herein, this Amendment shall not, by implication or otherwise, alter, modify, amend or in any way affect any of the obligations, covenants or rights contained in the Restructuring Support Agreement, all of which are ratified and confirmed in all respects by the Parties and shall continue in full force and effect. (b) This Amendment is governed by, and construed in accordance with, the Law of the State of New York, without regard to Law that may be applicable under conflicts of laws principles (whether the State of New York or any other jurisdiction) that would cause application of the Law of any jurisdiction other than the State of New York. (c) This Amendment, together with the Restructuring Support Agreement and all exhibits thereto, constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior agreements and understandings among the Parties with respect to such subject matter. Each reference to the Restructuring Support Agreement hereafter made in any document, agreement, instrument, filing, pleading, notice or communication shall mean and be a reference to the Restructuring Support Agreement as amended and modified hereby. (d) This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute the same instrument. Delivery of a copy of this Amendment bearing an original signature by electronic transmission shall have the same effect as physical delivery of the paper document bearing the original signature. [Remainder of Page Intentionally Left Blank]

[SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT AMENDMENT] IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above. COMPANY ATLAS FINANCIAL HOLDINGS, INC. By: /s/ Scott D. Wollney Name: Scott D. Wollney Title: President & CEO

[SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT AMENDMENT] [*****] [Consenting Noteholder Party Signature Pages Omitted]